================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 14, 1999

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-12771                                      95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


================================================================================

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         (a) On July 9, 1999, the Board of Directors established the price of the Class A Common Stock of the Registrant at $77.44. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to five times the price of the Class A Common Stock.

         The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.

                                                                                  "W" or           Price           Price
                                    "E" or         "W1" or                       Weighted        Per Share       Per Share
                     Market      Stockholders      Shares          "P" or      Avg. Shares      of Class A      of Class B
     Date            Factor        Equity(1)   Outstanding(2)   Earnings(3)   Outstanding(4)   Common Stock    Common Stock
     ----            ------      ------------  --------------   -----------   --------------   ------------    ------------
April 10, 1998.....     3.90     754,778,000      57,511,742     84,794,000      54,889,045       $  47.22      $  236.10
July 10, 1998......     3.90     889,231,000      60,638,881    101,956,000      55,934,116       $  54.90      $  274.50
October 9, 1998....     3.70     935,179,000      61,495,949    119,728,000      57,423,808       $  58.87      $  294.35
January 8, 1999....     3.80     980,390,000      61,786,525    147,609,000      58,843,368       $  69.82      $  349.10
April 9, 1999......     3.90   1,084,602,000      63,260,649    150,688,000      60,192,650       $  72.41      $  362.05
July 9, 1999.......     1.00   1,644,285,000      64,602,003    565,071,000      61,516,685       $  77.44      $  387.20

(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

         (b) At the July 9, 1999 Annual Meeting of Stockholders, a recapitalization proposal (the "Recapitalization Proposal") was approved by a majority of the Registrant's stockholders. The Recapitalization Proposal provides for the amendment of the Registrant's Restated Certificate of Incorporation to: (1) increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share; (2) split each outstanding share of Class A Common Stock into four shares of Class A Common Stock; (3) increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock;

and (4) clarify the treatment of employees of the Registrant's subsidiaries under the Registrant's right of repurchase upon termination of affiliation pursuant to Article Fourth of the Restated Certificate of Incorporation.

         It is contemplated that the Recapitalization Proposal will become effective on or about August 31, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                             SCIENCE APPLICATIONS
                                         INTERNATIONAL CORPORATION



Date:   July 14, 1999                    By       /s/ Douglas E. Scott
                                            ------------------------------------
                                                  Douglas E. Scott
                                         Its:     Senior Vice President
                                                  and General Counsel